Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Third Quarter 2006

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

CORPORATE INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes and hospitals located throughout the United States. We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR is a large real estate management company which was founded in 1986 to manage public investments in real estate. As of September 30, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 1,000 properties, with more than 91 million square feet, located in 43 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has over 450 employees in its headquarters and regional offices located throughout the country. In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings, and five mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $13 billion as of September 30, 2006. We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry. We also believe RMR is able to provide management services to SNH at costs that are lower than SNH would have to pay for similar quality services.

Strategy:

Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities and nursing homes and to acquire additional senior living properties primarily for income and secondarily for appreciation potential. Our current growth strategy is generally focused on making portfolio acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services from private resources rather than through government programs. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations. We also sometimes consider investing in properties other than senior living properties. Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2012.

Stock Exchange Listing:

New York Stock Exchange

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349

Trading Symbol:

Common Shares -- SNH

Senior Unsecured Debt Ratings:

Moody's -- Ba2
Standard & Poor's -- BB+

Portfolio Data (as of 9/30/06):

Total properties	193
Total units / beds	24,080
Percent of rent from private pay properties	85.0%	(1)

Portfolio Concentration by facility type (as of 9/30/06):

	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (2)	Percent	Current Rent	Percent
Independent Living (IL) (3)	40	11,019	$978,758	55.4%	$95,721	55.2%
Assisted Living (AL)	90	6,394	525,199	29.7%	51,543	29.8%
Nursing Homes	61	6,303	219,537	12.4%	17,369	10.0%
Hospitals	2	364	43,553	2.5%	8,700	5.0%
Total	193	24,080	$1,767,047	100.0%	$173,333	100.0%

Operating Statistics by tenant:

				Q2 2006
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (4)	Occupancy (4)	Private Pay (4)
Five Star / Sunrise (5)	30	7,275	$64,729	1.33x	93%	81%
Five Star	111	9,297	45,554	1.35x	89%	48%
Sunrise / Marriott (6)	14	4,091	31,087	NA	NA	NA
NewSeasons / IBC (7)	10	1,019	9,287	1.21x	85%	100%
HealthSouth (8)	2	364	8,700	NA	NA	NA
Alterra / Brookdale (9)	18	894	7,355	1.97x	86%	98%
Genesis HealthCare Corporation	1	156	1,535	2.15x	97%	19%
5 Private Companies (combined)	7	984	5,086	1.64x	89%	27%
	193	24,080	$173,333

(1)	Represents the percentage of SNH's rental income that is derived from properties where the underlying operating revenues are greater than 80% private pay.
(2)	Amounts are before depreciation, but after impairment write downs.
(3)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(4)
All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. ent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, divided by rent payable to us. We have not independently verified our tenants’ operating data.

(5)
These 30 properties are leased to Five Star Quality Care, Inc., or Five Star. Sunrise Senior Living, Inc., or Sunrise, currently operates seven of these properties. Sunrise does not guaranty Five Star's lease obligations. The rent that Five Star pays to us is subordinate to the management fees paid by Five Star to Sunrise, but is not subordinate to Five Star's internal management costs. The rent coverage presented for this lease is after management fees paid to Sunrise for the seven properties that Sunrise currently manages.

(6)
Marriott International, Inc., or Marriott, guarantees this lease. Sunrise has not filed its Form 10-Q's with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

(7)	Independence Blue Cross, or IBC, a Pennsylvania health insurer, guarantees this lease.
(8)
On October 1, 2006, Five Star assumed the operations of two rehabilitation hospitals and began leasing them from us for annual rent of $10.25 million. These hospitals were formerly operated by HealthSouth Corporation, or HealthSouth. Because we do not have reliable information about the operations of the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006. See also Note 1 on page 10 regarding our litigation with HealthSouth and the income we recognize with respect to these hospitals.

(9)	Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	John R. Hoadley
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to John R. Hoadley,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 796-8350
Newton, MA 02458	or jhoadley@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.snhreit.com	(617) 796-8149 or tbonang@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	Stifel, Nicolaus
Philip Martin	Jerry Doctrow
(312) 469-7485	(410) 454-5142

Merrill Lynch	UBS
David Tsoupros	Omotayo Okusanya
(212) 449-9697	(212) 713-1864

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

RBC
Mike Salinsky
(216) 378-7627

Debt Research Coverage

UBS	Wachovia Securities
Ray Garson	Dan Sullivan
(203) 719-6415	(704) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Marks	George Skoufis
(212) 553-1098	(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Shares Outstanding:
Common shares outstanding (at end of period)	71,860	71,820	71,812	71,812	68,562
Weighted average common shares outstanding - basic and diluted (1)	71,824	71,817	71,812	69,445	68,543

Common Share Data:
Price at end of period	$21.34	$17.91	$18.10	$16.91	$19.00
High during period	$21.98	$18.18	$19.08	$19.35	$20.00
Low during period	$17.61	$16.56	$16.75	$16.84	$17.79
Annualized dividends paid per share	$1.32	$1.32	$1.28	$1.28	$1.28
Annualized dividend yield (at end of period)	6.2%	7.4%	7.1%	7.6%	6.7%

Market Capitalization:
Total debt (book value)	$642,475	$561,763	$545,444	$556,400	$551,757
Plus: market value of common shares (at end of period)	1,533,492	1,286,296	1,299,797	1,214,341	1,302,678
Total market capitalization	$2,175,967	$1,848,059	$1,845,241	$1,770,741	$1,854,435
Total debt / total market capitalization	29.5%	30.4%	29.6%	31.4%	29.8%

Book Capitalization:
Total debt	$642,475	$561,763	$545,444	$556,400	$551,757
Plus: total shareholders' equity	894,433	901,824	912,159	917,977	868,086
Total book capitalization	$1,536,908	$1,463,587	$1,457,603	$1,474,377	$1,419,843
Total debt / total book capitalization	41.8%	38.4%	37.4%	37.7%	38.9%

Selected Balance Sheet Data:
Total assets	$1,559,745	$1,490,557	$1,480,557	$1,499,648	$1,440,403
Total liabilities	$665,312	$588,733	$568,398	$581,671	$572,317
Gross book value of real estate assets (2)	$1,767,047	$1,699,202	$1,691,499	$1,686,169	$1,632,013
Total debt / gross book value of real estate assets (2)	36.4%	33.1%	32.2%	33.0%	33.8%

Selected Income Statement Data:
Total revenues	$42,317	$41,276	$41,169	$44,111	$40,244
EBITDA (3)	$39,492	$39,371	$39,028	$38,353	$37,775
Income from continuing operations	$15,418	$12,686	$15,667	$10,472	$14,129
Net income	$15,418	$12,686	$15,667	$15,686	$14,129
Funds from operations (FFO) (4)	$27,659	$27,825	$27,657	$22,171	$25,864
Common distributions paid	$23,714	$23,701	$22,980	$22,980	$21,940

Per Share Data:
Income from continuting operations	$0.21	$0.18	$0.22	$0.15	$0.21
Net income	$0.21	$0.18	$0.22	$0.23	$0.21
FFO (4)	$0.39	$0.39	$0.39	$0.32	$0.38
Common distributions paid	$0.33	$0.33	$0.32	$0.32	$0.32
FFO payout ratio (4)	84.6%	84.6%	82.1%	100.0%	84.2%

Coverage Ratios:
EBITDA (3) / interest expense	3.3x	3.4x	3.4x	3.2x	3.2x

(1)	SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.
(2)	Gross book value of real estate assets is real estate properties, at cost, after impairment write downs.
(3)	See page 12 for calculation of EBITDA.
(4)	See page 13 for calculation of FFO.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

CONSOLIDATED BALANCE SHEET
(in thousands, except share data)

	As of September 30, 2006	As of December 31, 2005
		(audited)
ASSETS
Real estate properties, at cost:
Land	$198,828	$185,819
Buildings and improvements	1,568,219	1,500,350
	1,767,047	1,686,169
Less accumulated depreciation	265,065	239,031
	1,501,982	1,447,138

Cash and cash equivalents	1,527	14,642
Restricted cash	21,860	2,529
Deferred financing fees, net	7,409	9,968
Other assets	26,967	25,371
Total assets	$1,559,745	$1,499,648

LIABILITIES AND SHAREHOLDERS' EQUITY
Unsecured revolving bank credit facility	$222,000	$64,000
Senior unsecured notes due 2012 and 2015, net of discount	341,634	394,018
Junior subordinated debentures due 2041	-	28,241
Secured debt and capital leases	78,841	70,141
Accrued interest	8,598	13,089
Other liabilities	14,239	12,182
Total liabilities	665,312	581,671

Commitments and contingencies

Shareholders' equity:
Common shares of beneficial interest, $0.01 par value:
80,000,000 shares authorized; 71,859,527 and 71,812,227 shares issued
and outstanding, respectively	718	718
Additional paid-in capital	1,094,125	1,093,480
Cumulative net income	310,966	267,196
Cumulative distributions	(516,949)	(447,289)
Unrealized gain on investments	5,573	3,872
Total shareholders' equity	894,433	917,977
Total liabilities and shareholders' equity	$1,559,745	$1,499,648

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Revenues:
Rental income (1)	$41,983	$39,506	$123,727	$117,489
Interest and other income	334	738	1,034	1,588
Total revenues	42,317	40,244	124,761	119,077

Expenses:
Interest	11,833	11,911	34,751	34,585
Depreciation	10,978	10,923	32,631	32,428
General and administrative	4,088	3,281	10,870	9,762
Impairment of assets	-	-	1,420	-
Loss on early extinguishment of debt (2)	-	-	1,319	-
Total expenses	26,899	26,115	80,991	76,775

Income from continuing operations	15,418	14,129	43,770	42,302
Gain on sale of property	-	-	-	717
Net income	$15,418	$14,129	$43,770	$43,019

Weighted average common shares outstanding	71,824	68,543	71,818	68,525

Basic and diluted earnings per share:
Income from continuing operations	$0.21	$0.21	$0.61	$0.62
Gain on sale of property	-	-	-	0.01
Net income	$0.21	$0.21	$0.61	$0.63

Additional Data:
Straight-line rent included in rental income (3)	$140	$107	$252	$322
Deferred percentage rent (4)	$1,263	$812	$4,016	$2,402
Litigation expenses included in general and administrative expenses (5)	$700	$350	$1,410	$1,250

(1)
Rental income for the quarter and nine months ended September 30, 2006, includes $2.2 million and $6.5 million, respectively, of rental income from two hospitals formerly leased and operated by HealthSouth Corporation, or HealthSouth. Since 2003, we have been in two separate litigations with HealthSouth seeking to increase the annual rent due under an amended lease with HealthSouth and to terminate the amended lease and repossess the hospitals. During the pendency of the litigations, we have recognized rental income at the $8.7 million annual rate set forth in the amended lease, which represents the minimum amount we would have been entitled to if HealthSouth prevailed in the litigations and we have deferred recognition in income of $2.2 million of cash payments received from HealthSouth that are in excess of the minimum rent required by the amended lease.  On November 8, 2006, we and HealthSouth agreed to settle our litigations, reinstate HealthSouth’s lease until September 30, 2006 and to increase the annual rent due under the lease from $8.7 million to $9.9 million for the period from January 2, 2002 to September 30, 2006. As a result of the settlement, HealthSouth owes us an additional rent of $3.5 million for that period. We collected that amount on November 8, 2006. We will recognize this $3.5 million and the $2.2 million of previously deferred income as rental income in the fourth quarter of 2006.

(2)
On June 15, 2006, we redeemed all of our $28.2 million of 10.125% junior subordinated debentures. The loss on early extinguishment of debt is the write off of unamortized deferred financing fees related to these debentures.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.
(4)
This amount represents percentage rent with respect to the third quarter that is not included in rental income for the third quarter. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter.

(5)	These expenses relate to our HealthSouth litigation described in footnote 1 above.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the Nine Months Ended
	9/30/2006	9/30/2005
Cash flows from operating activities:
Net income	$43,770	$43,019
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	32,631	32,428
Impairment of assets	1,420	-
Loss on early extinguishment of debt	1,319	-
Gain on sale of property	-	(717)
Amortization of deferred financing fees and debt discounts	1,355	1,728
Change in assets and liabilities:
Restricted cash	369	3,675
Other assets	107	2,975
Accrued interest	(4,491)	(2,158)
Other liabilities	2,702	1,259
Cash provided by operating activities	79,182	82,209

Cash flows from investing activities:
Acquisitions	(78,921)	(35,486)
Mortgage financing provided	-	(24,000)
Mortgage financing repaid	-	24,000
Proceeds from sale of real estate	-	4,600
Cash used for investing activities	(78,921)	(30,886)

Cash flows from financing activities:
Proceeds from borrowings on revolving bank credit facility	179,300	79,000
Repayments of borrowings on revolving bank credit facility	(41,000)	(57,000)
Redemption of senior notes	(52,500)	-
Redemption of junior subordinated debentures	(28,241)	-
Repayment of other debt	(1,275)	(5,544)
Deferred financing fees	-	(3,550)
Distributions to shareholders	(69,660)	(65,782)
Cash provided by (used for) financing activities	(13,376)	(52,876)

Decrease in cash and cash equivalents	(13,115)	(1,553)
Cash and cash equivalents at beginning of period	14,642	3,409
Cash and cash equivalents at end of period	$1,527	$1,856

Supplemental cash flow information:
Interest paid	$37,890	$35,015

Non cash investing activity:
Increase in capital lease assets	$(9,975)	$-

Non cash financing activities:
Increase in capital lease obligations	$9,975	$-
Issuance of common shares	645	657
Borrowing under revolving credit facility to fund restricted cash for an acquisition	19,700	-

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

CALCULATION OF EBITDA
(dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Income from continuing operations (1)	$15,418	$14,129	$43,770	$42,302
Plus: interest expnese	11,833	11,911	34,751	34,585
depreciation expense	10,978	10,923	32,631	32,428
deferred percentage rent adjustment (2)	1,263	812	4,016	2,402
impairment of assets	-	-	1,420	-
loss on early extinguishment of debt	-	-	1,319	-
EBITDA	$39,492	$37,775	$117,907	$111,717

(1)
Income from continuing operations includes expenses incurred related to our HealthSouth litigation of approximately $700,000 and $350,000 for the quarters ended September 30, 2006, and 2005, respectively, and $1.4 million and $1.3 million for the nine months ended September 30, 2006 and 2005, respectively. See Note 1 on page 10 regarding our HealthSouth litigation.

(2)
We recognize percentage rental income received during the first, second and third quarters in the fourth quarter. Although recognition of revenue is deferred until the fourth quarter, for purposes of this calculation total revenues for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above. Such calculation begins with income from continuing operations or, if such amount is the same as net income, with net income. We consider EBITDA to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Income from continuing operations (1)	$15,418	$14,129	$43,770	$42,302
Plus: depreciation expense	10,978	10,923	32,631	32,428
deferred percentage rent adjustment (2)	1,263	812	4,016	2,402
impairment of assets	-	-	1,420	-
loss on early extinguishment of debt	-	-	1,319	-
FFO	$27,659	$25,864	$83,156	$77,132

Weighted average shares outstanding	71,824	68,543	71,818	68,525

Income from continuing operations per share	$0.21	$0.21	$0.61	$0.62
FFO per share	$0.39	$0.38	$1.16	$1.13

Supplemental data:
Straight-line rent included in rental income (3)	$140	$107	$252	$322
Amortization of deferred financing fees and debt discounts	$446	$665	$1,355	$1,726

(1)
Income from continuing operations includes expenses incurred related to our HealthSouth litigation of approximately $700,000 and $350,000 for the quarters ended September 30, 2006, and 2005, respectively, and $1.4 million and $1.3 for the nine months ended September 30, 2006 and 2005, respectively. See Note 1 on page 10 regarding our HealthSouth litigation.

(2)
We recognize percentage rental income received during the first, second and third quarters in the fourth quarter. Although recognition of revenue is deferred until the fourth quarter, for purposes of this calculation total revenues for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

We compute FFO as shown in the calculation above. Such calculation begins with income from continuing operations or, if such amount is the same as net income, with net income. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent as discussed in Note 2 above, and exclude loss on early extinguishment of debt not settled in cash. We consider FFO to be an appropriate measure of performance for a REIT along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

DEBT SUMMARY
(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/27	$14,700	21.2
Mortgage - secured by 16 properties (1)	6.970%	6.330%	36,005	6/2/12	30,069	5.7
Mortgage - secured by 4 properties (1)	6.110%	6.420%	12,271	11/30/13	10,218	7.2
Capital leases - 2 properties	7.700%	7.700%	15,865	4/30/26	-	19.6
Total / weighted average secured fixed rate debt	6.779%	6.535%	$78,841		$54,987	11.6

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 100 b.p.)	6.320%	6.320%	$222,000	11/30/09	$222,000	3.2

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$245,000	1/15/12	$245,000	5.3
Senior notes due 2015	7.875%	7.875%	97,500	4/15/15	97,500	8.5
Total / weighted average unsecured fixed rate debt	8.411%	8.411%	$342,500		$342,500	6.2

Total / weighted average unsecured debt	7.589%	7.589%	$564,500		$564,500	5.0

Total / weighted average secured debt fixed rate debt	6.779%	6.535%	$78,841		$54,987	11.6
Total / weighted average unsecured floating rate debt	6.320%	6.320%	222,000		222,000	3.2
Total / weighted average unsecured fixed rate debt	8.411%	8.411%	342,500		342,500	6.2
Total / weighted average debt	7.490%	7.460%	$643,341		$619,487	5.8

(1)	Includes the effect of mark to market accounting for certain assumed mortgages.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2006	$340	$-	$-	$340
2007	1,410	-	-	1,410
2008	1,496	-	-	1,496
2009	1,605	222,000	-	223,605
2010	1,714	-	-	1,714
2011	1,829	-	-	1,829
2012	31,418	-	245,000	276,418
2013	11,016	-	-	11,016
2014	544	-	-	544
2015	614	-	97,500	98,114
2016 and thereafter	26,855	-	-	26,855
	$78,841	$222,000	$342,500	$643,341

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As Of And For The Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Leverage Ratios:

Total debt / total assets	41.2%	37.7%	36.8%	37.1%	38.3%
Total debt / gross book value of real estate assets (1)	36.4%	33.1%	32.2%	33.0%	33.8%
Total debt / total market capitalization	29.5%	30.4%	29.6%	31.4%	29.8%
Total debt / total book capitalization	41.8%	38.4%	37.4%	37.7%	38.9%
Secured debt / total assets	5.1%	5.3%	4.7%	4.7%	4.9%
Variable rate debt / total debt	34.6%	25.1%	19.4%	11.5%	10.7%

Coverage Ratios:

EBITDA (2) / interest expense	3.3x	3.4x	3.4x	3.2x	3.2x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	35.4%	32.4%	30.0%	30.5%	34.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	4.3%	4.6%	4.1%	4.1%	4.3%
Consolidated income available for debt service / debt service - required minimum 2.00x	3.47x	3.75x	3.83x	3.53x	3.59x
Total unencumbered assets to unsecured debt - required minimum 1.50x	2.97x	3.30x	3.55x	3.49x	3.38x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs.
(2)	See page 12 for the calculation of EBITDA.
(3)
Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and  amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

2006 INVESTMENTS/DISPOSITIONS INFORMATION

(dollars in thousands)

Acquisitions (1):

Date Acquired	Tenant	Type of Property	Number of Properties	Units	Purchase Price	Purchase Price Per Unit	Cap Rate

8/31/06	Five Star	IL/AL/CCRC	5	783	$61,500	$78.5	8.25%

Dispositions:

Date Sold	Location	Type of Property	Number of Properties	Sale Price	Original Allocated Purchase Price	Sale Price Multiple of Original Purchase Price	Book Gain on Sale

There were no dispositions during the nine months ended September 30, 2006.

(1)	Excludes investments in existing properties.

On October 1, 2006, we purchased 3 IL/AL properties with 304 units for $31.5 million. The purchase price per unit was $104,000 and the cap rate was 8.40%.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

2006 FINANCING ACTIVITIES
(share amounts and dollars in thousands)

	For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006

Debt Transactions:
New debt raised	$-	$-	$-
New debt assumed as part of acquisitions	-	-	-
Total new debt	-	-	-

Debt retired	-	28,241	52,500
Net debt	$-	$(28,241)	$(52,500)

Equity Transactions:
New common shares issued	$-	$-	$-
New common equity raised, net	$-	$-	$-

Revolving Credit Facility Transactions:
Balance oustanding at beginning of period	$141,000	$106,000	$64,000
Drawings during period	109,000	43,000	47,000
Repayments during period	(28,000)	(8,000)	(5,000)
Balance oustanding at end of period	$222,000	$141,000	$106,000

Balance available for drawing	$328,000	$409,000	$444,000

PORTFOLIO INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT
(dollars in thousands)

	Number of Properties	Number of Units/Beds	Carrying Value of Investment (1)	Percent	Investment per unit	Annualized Current Rent	Percent
Facility Type:
Independent Living (IL) (2)	40	11,019	$978,758	55.4%	$88.8	$95,721	55.2%
Assisted Living (AL)	90	6,394	525,199	29.7%	82.1	51,543	29.8%
Nursing Homes	61	6,303	219,537	12.4%	34.8	17,369	10.0%
Hospitals (3)	2	364	43,553	2.5%	119.7	8,700	5.0%
Total	193	24,080	$1,767,047	100.0%	$73.4	$173,333	100.0%

Tenant:
Five Star / Sunrise (4)	30	7,275	$649,033	36.7%	$89.2	$64,729	37.3%
Five Star	111	9,297	551,127	31.2%	59.3	45,554	26.3%
Sunrise / Marriott (5)	14	4,091	325,473	18.4%	79.6	31,087	17.9%
NewSeasons / IBC (6)	10	1,019	87,641	5.0%	86.0	9,287	5.4%
HealthSouth (3)	2	364	43,553	2.5%	119.7	8,700	5.1%
Alterra / Brookdale (7)	18	894	61,126	3.5%	68.4	7,355	4.2%
Genesis HealthCare Corporation	1	156	13,007	0.7%	83.4	1,535	0.9%
5 Private Companies (combined)	7	984	36,087	2.0%	36.7	5,086	2.9%
Total	193	24,080	$1,767,047	100.0%	$73.4	$173,333	100.0%

(1)	Amounts are before depreciation, but after impairment write downs.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)	See Note 1 on page 10.
(4)	These 30 properties are leased to Five Star. As of September 30, 2006, Sunrise operated 7 of these properties. Sunrise does not guaranty Five Star's lease obligations.
(5)	Marriott guarantees this lease.
(6)	IBC guarantees this lease.
(7)	Brookdale guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Facility Type:
Independent Living (IL)	92%	93%	92%	91%	91%
Assisted Living (AL)	90%	91%	91%	90%	84%
Nursing Homes	89%	92%	90%	90%	91%
Hospitals (1)	NA	NA	NA	NA	NA

Tenant:
Five Star / Sunrise	93%	93%	93%	92%	92%
Five Star (2)	89%	91%	91%	90%	87%
Sunrise / Marriott (3)	NA	NA	NA	NA	NA
NewSeasons / IBC	85%	85%	80%	80%	81%
HealthSouth (1)	NA	NA	NA	NA	NA
Alterra / Brookdale	86%	90%	90%	88%	84%
Genesis HealthCare Corporation	97%	97%	97%	94%	96%
5 Private Companies (combined)	89%	90%	88%	84%	84%

(1)
The financial and operating data included in HealthSouth's Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, show a substantial negative net worth and a history of substantial operating losses. Also, HealthSouth's management identified several material weaknesses in its internal control over financial reporting and stated that it did not maintain effective internal control over financial reporting as of December 31, 2005 and June 30, 2006. Because we do not have reliable information about HealthSouth's operations, we do not disclose any operating or financial data for these hospitals or this operator. See also Note 1 on page 10 regarding our litigation with HealthSouth. On October 1, 2006, Five Star assumed the operations of the two hospitals and began leasing them from us.

(2)	Includes data for periods prior to our ownership of certain properties included in this lease.
(3)
Sunrise has not filed its Form 10-Q's with the Securities and Exchange Comission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Facility Type:
Independent Living (IL)	83%	84%	87%	84%	84%
Assisted Living (AL)	94%	93%	92%	94%	93%
Nursing Homes	28%	30%	27%	29%	26%
Hospitals (1)	NA	NA	NA	NA	NA

Tenant:
Five Star / Sunrise	81%	82%	84%	84%	84%
Five Star (2)	48%	48%	45%	44%	42%
Sunrise / Marriott (3)	NA	NA	NA	NA	NA
NewSeasons / IBC	100%	100%	100%	100%	100%
HealthSouth (1)	NA	NA	NA	NA	NA
Alterra / Brookdale	98%	98%	98%	98%	98%
Genesis HealthCare Corporation	19%	17%	17%	20%	23%
5 Private Companies (combined)	27%	26%	24%	24%	27%

(1)
The financial and operating data included in HealthSouth's Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, show a substantial negative net worth and a history of substantial operating losses. Also, HealthSouth's management identified several material weaknesses in its internal control over financial reporting and stated that it did not maintain effective internal control over financial reporting as of December 31, 2005 and June 30, 2006. Because we do not have reliable information about HealthSouth's operations, we do not disclose any operating or financial data for these hospitals or this operator. See also Note 1 on page 10 regarding our litigation with HealthSouth. On October 1, 2006, Five Star assumed the operations of the two hospitals and began leasing them from us.

(2)	Includes data for periods prior to our ownership of certain properties included in this lease.
(3)
Sunrise has not filed its Form 10-Q's with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

RENT COVERAGE

For the Three Months Ended
Tenant	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Five Star / Sunrise (1)	1.33x	1.33x	1.27x	1.37x	1.43x
Five Star (2)	1.35x	1.49x	1.78x	1.77x	1.68x
Sunrise / Marriott (3)	NA	NA	NA	NA	NA
NewSeasons / IBC	1.21x	1.16x	1.10x	1.17x	1.10x
HealthSouth (4)	NA	NA	NA	NA	NA
Alterra / Brookdale	1.97x	2.04x	1.98x	1.87x	1.80x
Genesis HealthCare Corporation	2.15x	1.77x	2.16x	1.82x	2.03x
5 Private companies (combined)	1.64x	1.56x	1.92x	1.86x	1.65x

(1)
These 30 properties are leased to Five Star. As of September 30, 2006, Sunrise operated 7 of these properties. Sunrise does not guaranty Five Star's lease obligations. The rent that Five Star pays to us is subordinate to the management fees that Five Star pays to Sunrise, but is not subordinate to Five Star’s internal management costs. The rent coverage presented for this lease has been adjusted to exclude management fees paid to Sunrise during the periods presented for the 23 properties that Five Star currently manages.

(2)	Includes data for periods prior to our ownership of certain properties included in this lease.
(3)
Sunrise has not filed its Form 10-Q's with the Securities and Exchange Commission in 2006 due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

(4)
The financial and operating data included in HealthSouth's Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, show a substantial negative net worth and a history of substantial operating losses. Also, HealthSouth's management identified several material weaknesses in its internal control over financial reporting and stated that it did not maintain effective internal control over financial reporting as of December 31, 2005 and June 30, 2006. Because we do not have reliable information about HealthSouth's operations, we do not disclose any operating or financial data for these hospitals or this operator. See also Note 1 on page 10 regarding our litigation with HealthSouth. On October 1, 2006, Five Star assumed the operations of the two hospitals and began leasing them from us.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)
(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2006	$-	-	0.0%
2007	-	-	0.0%
2008	-	-	0.0%
2009	-	-	0.0%
2010	1,269	0.8%	0.8%
2011	-	-	0.8%
2012	-	-	0.8%
2013	31,087	19.0%	19.8%
2014	-	-	19.8%
2015	2,006	1.2%	21.0%
2016 and thereafter	129,457	79.0%	100.0%
Total	$163,819	100.0%

Weighted average remaining
lease term (in years)	11.2

(1)
Excludes the two hospitals operated by HealthSouth until September 30, 2006. On October 1, 2006, Five Star began leasing these two hospitals for annual rent of $10.25 million and an initial lease term expiring in 2026. See Note 1 on page 10.